SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2002


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      0-13347                   06-152875
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         (State or other             (Commission               (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

                  Pursuant to and in accordance with the Agreement and Plan of Merger dated December 4, 2001 (as amended, the "Merger Agreement") between Change Technology Partners, Inc. ("Change") and Franklin Capital Corporation ("Franklin"), on July 1, 2002, Change received notice of termination from Franklin of their proposed merger. Such notice was delivered pursuant to Section 7.1(b)(ii) of the Merger Agreement.

                  The Press Release issued by Change in connection with such event is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER                        DESCRIPTION
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                  99.1                       Press Release, dated July 1, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: July 1, 2002                 By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer





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                                  EXHIBIT INDEX


         EXHIBIT NUMBER                         DESCRIPTION
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              99.1                      Press Release, dated July 1, 2002.